Supplement dated December 2, 2020
to Thrivent Mutual Funds Statement of Additional Information dated February 28, 2020
1.Russell W. Swansen has announced his intention to retire from the Board of Trustees of Thrivent Mutual Funds (the “Board”), effective December 31, 2020. All references to Mr. Swansen are hereby deleted from the Statement of Additional Information as of that date.
2.The Board has elected Michael W. Kremenak to join the Board as an Interested Trustee, effective January 1, 2021. The Board has also appointed Mr. Kremenak as Senior Vice President of the Trust, effective November 18, 2020. Mr. Kremenak previously served as Secretary and Chief Legal Officer of the Trust since 2015. He has been replaced in that role by John D. Jackson, previously Assistant Secretary of the Trust.
Please include this Supplement with your Statement of Additional Information.
36178